Financial Instruments - Risk Management	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Financial Instruments - Risk Management
36	Financial Instruments – Risk Management
The Bank’s principal business activities result in a balance sheet that consists primarily of financial instruments. In addition, the Bank uses derivative financial instruments for both trading and hedging purposes. The principal financial risks that arise from transacting financial instruments include credit risk, liquidity risk and market risk. The Bank’s framework to monitor, evaluate and manage these risks is consistent with that in place as at October 31, 2020:

•
extensive risk management policies define the Bank’s risk appetite, set the limits and controls within which the Bank and its subsidiaries can operate, and reflect the requirements of regulatory authorities. These policies are approved by the Bank’s Board of Directors, either directly or through the Risk Committee of the Board, (the Board);

•	guidelines are developed to clarify risk limits and conditions under which the Bank’s risk policies are implemented;
•	processes are implemented to identify, evaluate, document, report and control risk. Standards define the breadth and quality of information required to make a decision; and
•	compliance with risk policies, limits and guidelines is measured, monitored and reported to ensure consistency against defined goals.
Further details on the fair value of financial instruments and how these amounts were determined are provided in Note 7. Note 10 provides details on the terms and conditions of the Bank’s derivative financial instruments including notional amounts, remaining term to maturity, credit risk, and fair values of derivatives used in trading and hedging activities.

(a)	Credit risk
Credit risk is the risk of loss resulting from the failure of a borrower or counterparty to honour its financial or contractual obligations to the Bank. The Bank’s Credit Risk Appetite and Credit Risk Policy are developed by its Global Risk Management (GRM) department and limits are reviewed and approved by the Board on an annual and biennial basis, respectively. The Credit Risk Appetite defines target markets and risk tolerances that are developed at an all-Bank level, and then further refined at the business line level. The objectives of the Credit Risk Appetite are to ensure that, for the Bank, including the individual business lines:

•	target markets and product offerings are well defined;
•	the risk parameters for new underwritings and for the portfolios as a whole are clearly specified; and
•	transactions, including origination, syndication, loan sales and hedging, are managed in a manner to ensure the goals for the overall portfolio are met.
The Credit Risk Policy sets out, among other things, the credit risk rating systems and associated parameter estimates, the delegation of authority for granting credit, and the calculation of allowance for credit losses. It forms an integral part of enterprise-wide policies and procedures that encompass governance, risk management and control structure.
The Bank’s credit risk rating systems are designed to support the determination of key credit risk parameter estimates which measure credit and transaction risk. For non-retail exposures, parameters are associated with each credit facility through the assignment of borrower and transaction ratings. Borrower risk is evaluated using methodologies that are specific to particular industry sectors and/or business lines. The risk associated with facilities of a given borrower is assessed by considering the facilities’ structural and collateral-related elements. For retail portfolios, product specific models assign accounts into homogeneous segments using internal and external borrower/facility-level credit experience. This process provides for a meaningful differentiation of risk, and allows for appropriate and consistent estimation of loss characteristics at the model and segment level. Further details on credit risk relating to derivatives are provided in Note 10(c).

(i)	Credit risk exposures
Credit risk exposures disclosed below are presented based on the Basel framework utilized by the Bank i.e. exposures subject to credit risk capital. The Bank uses the Advanced Internal Ratings Based approach (AIRB) for all material Canadian, U.S., European portfolios, and for a significant portion of all international corporate and commercial portfolios. The remaining portfolios, including other individual portfolios, are treated under the standardized approach. Under the AIRB approach, the Bank uses internal risk parameter estimates, based on historical experience, for probability of default (PD), loss given default (LGD) and exposure at default (EAD), as defined below:

•	EAD: Generally represents the expected gross exposure – outstanding amount for on-balance sheet exposure and loan equivalent amount for off-balance sheet exposure.
•	PD: Measures the likelihood that a borrower will default within a 1-year time horizon, expressed as a percentage.
•	LGD: Measures the severity of loss on a facility in the event of a borrower’s default, expressed as a percentage of exposure at default.
Under the standardized approach, credit risk is estimated using the risk weights as prescribed by the Basel framework either based on credit assessments by external rating agencies or based on the counterparty type for non-retail exposures and product type for retail exposures. Standardized risk weights also take
 into account other factors such as specific provisions for defaulted exposures, eligible collateral, and loan-to-value for real estate secured retail exposures.

As at October 31 ($ millions)	2020				2019
	Exposure at default (1)
Category	Drawn (2)	Undrawn commitments	Other exposures (3)	Total	Total
By counterparty type
Non-retail
AIRB portfolio
Corporate	$170,514	$102,141	$86,342	$358,997	$344,032
Bank	18,472	8,714	15,934	43,120	38,726
Sovereign	233,839	1,005	8,560	243,404	182,086
	422,825	111,860	110,836	645,521	564,844
Standardized portfolio
Corporate	53,013	3,482	10,005	66,500	66,472
Bank	2,505	71	62	2,638	2,211
Sovereign	8,315	7	–	8,322	6,781
	63,833	3,560	10,067	77,460	75,464
Total non-retail	$486,658	$115,420	$120,903	$722,981	$640,308
Retail
AIRB portfolio
Real estate secured	174,635	18,292	–	192,927	179,916
Qualifying revolving	14,598	31,264	–	45,862	45,885
Other retail	31,777	3,279	–	35,056	35,279
	$221,010	$52,835	$–	$273,845	$261,080
Standardized portfolio
Real estate secured	47,715	–	–	47,715	47,427
Other retail	39,683	–	–	39,683	44,709
	87,398	–	–	87,398	92,136
Total retail	$308,408	$52,835	$–	$361,243	$353,216
Total	$795,066	$168,255	$120,903	$1,084,224	$993,524
By geography (4)
Canada	$478,070	$105,686	$37,653	$621,409	$549,233
United States	103,091	40,036	45,083	188,210	176,036
Chile	51,118	1,418	4,202	56,738	53,521
Mexico	35,007	1,175	3,005	39,187	37,969
Peru	29,523	949	3,459	33,931	32,954
Colombia	11,794	348	981	13,123	13,673
Other International
Europe	22,871	11,200	17,699	51,770	45,885
Caribbean	28,540	1,720	1,160	31,420	38,636
Latin America (other)	12,178	1,077	392	13,647	12,402
All other	22,874	4,646	7,269	34,789	33,215
Total	$795,066	$168,255	$120,903	$1,084,224	$993,524

(1)	Exposure at default is presented after credit risk mitigation. Exposures exclude equity securities and other assets.
(2)
Non-retail drawn includes loans, acceptances, deposits with financial institutions and FVOCI debt securities. Retail drawn includes residential mortgages, credit cards, lines of credit, and other personal loans.

(3)
Non-retail other exposures include off-balance sheet lending instruments such as letters of credit, letters of guarantees, securitizations including
$27.6 million

 first loss protection (2019 –
nil)
, derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements, securities lending and securities borrowing), net of related collateral. Not applicable for retail exposures.

(4)	Geographic segmentation is based upon the location of the ultimate risk of the credit exposure.

Consolidated Statement of Financial Position asset categories cross-referenced to credit risk exposures
The table below provides mapping of on-balance sheet asset categories that are included in the various Basel III exposure categories as presented in the credit risk exposure summary table of these consolidated financial statements. In addition, it also provides other exposures which are subject to market risk and/or other assets which are not subject to market and credit risk with a reconciliation to the Consolidated Statement of Financial Position. The credit risk exposures on certain assets such as cash, precious metals, investment securities (equities) and other assets are not included on the credit risk exposure summary table. Also excluded from the credit risk exposures are certain trading assets and all assets of the Bank’s insurance subsidiaries.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2020 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	OTC Derivatives	Equity	Also subject to Credit Risk		All Other (1)	Total
Cash and deposits with financial institutions	$73,406	$–	$–	$–	$–	$–	$–	$–	$3,054	$76,460
Precious metals	–	–	–	–	–	–	–	1,181	–	1,181
Trading assets
Securities	–	–	–	–	–	–	–	108,331	–	108,331
Loans	1,640	–	–	177	–	–	1,470	6,535	–	8,352
Other	–	–	–	–	–	–	–	1,156	–	1,156
Financial assets designated at fair value through profit or loss	–	–	–	–	–	–	–	–	–	–
Securities purchased under resale agreements and securities borrowed	–	–	–	119,747	–	–	–	–	–	119,747
Derivative financial instruments	–	–	–	–	45,065	–	39,294	–	–	45,065
Investment securities	105,811	–	–	–	–	3,056	–	–	2,522	111,389
Loans:
Residential mortgages (2)	83,606	200,985	–	–	–	–	–	–	93	284,684
Personal loans	–	91,435	2,314	–	–	–	–	–	9	93,758
Credit cards	–	12,347	93	–	–	–	–	–	2,357	14,797
Business & government	206,607	3,649	6,974	–	–	–	–	–	433	217,663
Allowances for credit losses (3)	(561)	(944)	–	–	–	–	–	–	(6,134)	(7,639)
Customers’ liability under acceptances	14,305	–	–	–	–	–	–	–	(77)	14,228
Property and equipment	–	–	–	–	–	–	–	–	5,897	5,897
Investment in associates	–	–	–	–	–	–	–	–	2,475	2,475
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	17,015	17,015
Other (including Deferred tax assets)	1,844	936	–	10	–	–	–	–	19,117	21,907

Total	$486,658	$308,408	$9,381	$119,934	$45,065	$3,056	$40,764	$117,203	$46,761	$1,136,466

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $85.4 billion in mortgages guaranteed by Canada Mortgage Housing Corporation including 90% of privately insured mortgages.
(3)	Amounts for AIRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2019 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	OTC Derivatives	Equity	Also subject to Credit Risk		All Other (1)	Total
Cash and deposits with financial institutions	$43,392	$–	$–	$–	$–	$–	$–	$–	$3,328	$46,720
Precious metals	–	–	–	–	–	–	–	3,709	–	3,709
Trading assets
Securities	21	–	–	–	–	–	–	112,643	–	112,664
Loans	7,255	145	–	–	–	–	6,779	6,429	–	13,829
Other	–	–	–	–	–	–	–	995	–	995
Financial assets designated at fair value through profit or loss	–	–	–	–	–	–	–	–	–	–
Securities purchased under resale agreements and securities borrowed	–	–	–	131,173	–	–	–	–	5	131,178
Derivative financial instruments	–	–	–	–	38,119	–	34,489	–	–	38,119
Investment securities	78,235	–	–	–	–	2,279	–	–	1,845	82,359
Loans:
Residential mortgages (2)	80,777	187,284	–	–	–	–	–	–	108	268,169
Personal loans	–	97,253	1,366	–	–	–	–	–	12	98,631
Credit cards	–	14,033	575	–	–	–	–	–	3,180	17,788
Business & government	202,935	3,461	6,255	–	–	–	–	–	321	212,972
Allowances for credit losses (3)	(583)	(708)	–	–	–	–	–	–	(3,786)	(5,077)
Customers’ liability under acceptances	13,902	–	–	–	–	–	–	–	(6)	13,896
Property and equipment	–	–	–	–	–	–	–	–	2,669	2,669
Investment in associates	–	–	–	–	–	–	–	–	5,614	5,614
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	17,465	17,465
Other (including Deferred tax assets)	3,721	905	–	62	–	–	–	–	19,773	24,461

Total	$429,655	$302,373	$8,196	$131,235	$38,119	$2,279	$41,268	$123,776	$50,528	$1,086,161

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $81.5 billion in mortgages guaranteed by Canada Mortgage Housing Corporation including 90% of privately insured mortgages.
(3)	Amounts for AIRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

(ii)	Credit quality of non-retail exposures
Credit decisions are made based upon an assessment of the credit risk of the individual borrower or counterparty. Key factors considered in the assessment include: the borrower’s management; the borrower’s current and projected financial results and credit statistics; the industry in which the borrower operates; economic trends; and geopolitical risk. Banking units and Global Risk Management also review the credit quality of the credit portfolio across the organization on a regular basis to assess whether economic trends or specific events may affect the performance of the portfolio.
The Bank’s
non-retail
portfolio is well diversified by industry. As at October 31, 2020, and October 31, 2019, a significant portion of the authorized corporate and commercial lending portfolio was internally assessed at a grade that would generally equate to an investment grade rating by external rating agencies. There has not been a significant change in concentrations of credit risk since October 31, 2019.
Internal grades (IG) are used to differentiate the risk of default of a borrower. The following table cross references the Bank’s internal borrower grades with equivalent ratings categories utilized by external rating agencies:

Cross referencing of internal ratings to external ratings (1)
Equivalent External Rating
S&P	Moody’s	DBRS	Internal Grade	Internal Grade Code	PD Range (2)
AAA to AA+	Aaa to Aa1	AAA to AA (high)		99 – 98	0.0000% – 0.0428%
AA to A+	Aa2 to A1	AA to A (high)		95	0.0428% – 0.1159%
A to A-	A2 to A3	A to A (low)	Investment grade	90	0.0512% – 0.1271%
BBB+	Baa1	BBB (high)		87	0.0800% – 0.2027%
BBB	Baa2	BBB		85	0.1143% – 0.2950%
BBB-	Baa3	BBB (low)		83	0.1632% – 0.4293%
BB+	Ba1	BB (high)		80	0.2638% – 0.4731%
BB	Ba2	BB		77	0.4264% – 0.5215%
BB-	Ba3	BB (low)	Non-Investment grade	75	0.5215% – 0.6892%
B+	B1	B (high)		73	0.6892% – 1.3282%
B to B-	B2 to B3	B to B (low)		70	1.3282% – 2.5597%
CCC+	Caa1	–		65	2.5597% – 9.3860%
CCC	Caa2	–	Watch list	60	9.3860% – 17.8585%
CCC- to CC	Caa3 to Ca	–		40	17.8585% – 34.4434%
–	–	–		30	34.4434% – 58.6885%
Default			Default	21	100%

(1)	Applies to non-retail portfolio.
(2)	PD ranges overlap across IG codes as the Bank utilizes two risk rating systems for its AIRB portfolios, and each risk rating system has its own separate IG to PD mapping.
Non-retail
AIRB portfolio
The credit quality of the
non-retail
AIRB portfolio, expressed in terms of risk categories of borrower internal grades is shown in the table below:

		2020				2019
		Exposure at Default (1)
As at October 31 ($ millions) Category of internal grades	IG Code	Drawn	Undrawn commitments	Other exposures (2)	Total	Total
Investment grade	99 – 98	$105,322	$2,803	$19,409	$127,534	$90,373
	95	49,979	10,825	21,978	82,782	61,929
	90	26,423	20,272	24,086	70,781	68,016
	87	28,435	21,333	14,136	63,904	59,294
	85	19,728	16,560	9,685	45,973	49,291
	83	29,893	14,181	9,895	53,969	44,253
Non-Investment grade	80	26,095	11,992	4,422	42,509	48,807
	77	23,794	6,732	3,182	33,708	29,938
	75	19,321	4,029	2,177	25,527	21,049
	73	7,864	1,525	937	10,326	8,539
	70	3,288	1,009	258	4,555	3,485
Watch list	65	981	104	139	1,224	727
	60	1,169	324	309	1,802	1,198
	40	357	72	77	506	616
	30	109	–	–	109	225
Default	21	1,313	99	143	1,555	990
Total		$344,071	$111,860	$110,833	$566,764	$488,730
Government guaranteed residential mortgages (3)		78,754	–	–	78,754	76,114
Total		$422,825	$111,860	$110,833	$645,518	$564,844

(1)	After credit risk mitigation.
(2)
Includes
off-balance
sheet lending instruments such as letters of credit, letters of guarantee, securitizations excluding
$3.5 million

 first loss protection (2019 - nil), derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements and securities lending and borrowing), net of related collateral.

(3)	These exposures are classified as sovereign exposures and are included in the non-retail category.
Non-retail

standardized portfolio
The
non-retail
standardized portfolio relies on external credit ratings (e.g. S&P, Moody’s, DBRS, etc.,) of the borrower, if available, to compute regulatory capital for credit risk. Exposures are risk weight
ed
based on prescribed percentages and a mapping process as defined within OSFI’s Capital Adequacy Requirements Guideline.
Non-retail
standardized portfolio as at October 31, 2020 comprised of drawn, undrawn and other exposures to corporate, bank and sovereign counterparties amounted to $77 billion (October 31, 2019 – $75 billion). Within this portfolio, the majority of Corporate/Commercial exposures are to unrated counterparties, mainly in
Canada and the Pacific Alliance countries
.

(iii)	Credit quality of retail exposures
The Bank’s retail portfolios consist of a number of relatively small loans to a large number of borrowers. The portfolios are distributed across Canada and a wide range of countries. As such, the portfolios inherently have a high degree of diversification. In addition, as of October 31, 2020, 38% of the Canadian banking residential mortgage portfolio is insured and the average loan-to-value
ratio of the uninsured portion of the portfolio is 52%.
Retail AIRB portfolio
The data in the table below provides a distribution of the retail AIRB exposure within each PD range by asset class:

As at October 31 ($ millions)	2020						2019
	Exposure at default (1)
		Real estate secured
Category of (PD) grades	PD range	Mortgages	HELOC	Qualifying revolving	Other retail	Total	Total
Exceptionally Low	0.0000% – 0.0499%	$–	$–	$14,293	$692	$14,985	$12,792
Very Low	0.0500% – 0.1999%	50,136	33,190	9,565	6,223	99,114	92,440
Low	0.2000% – 0.9999%	94,313	4,884	11,484	18,664	129,345	121,184
Medium Low	1.0000% – 2.9999%	7,969	740	5,484	5,969	20,162	22,015
Medium	3.0000% – 9.9999%	671	181	4,134	2,712	7,698	9,039
High	10.0000% – 19.9999%	262	111	245	13	631	886
Extremely High	20.0000% – 99.9999%	172	36	567	613	1,388	2,107
Default	100%	190	72	90	170	522	617
Total		$153,713	$39,214	$45,862	$35,056	$273,845	$261,080

(1)	After credit risk mitigation.
Retail standardized portfolio
The retail standardized portfolio of $87 billion as at October 31, 2020 (2019 – $92 billion) was comprised of residential mortgages, personal loans, credit cards and lines of credit to individuals, mainly in the Latin American and Caribbean region. Of the total retail standardized exposures, $48 billion (2019 – $47 billion) was represented by mortgages and loans secured by residential real estate, mostly with a loan-to-value
ratio of below 80%.

(iv)	Collateral
Collateral held
In the normal course of business, to reduce its exposure to counterparty credit risk, the Bank receives collateral for capital markets related activities. The following are examples of the terms and conditions customary to collateral for these types of transactions:

•	The risks and rewards of the pledged assets reside with the pledgor.
•	Additional collateral is required when the market value of the transaction exceeds thresholds agreed upon with the pledgor.
•	The Bank is normally permitted to sell or repledge the collateral it receives, although this right is specific to each agreement under which the collateral is pledged.
•
Upon satisfaction of the obligation, the Bank must return the pledged assets, unless the Bank has the right to sell or repledge the collateral it receives, in which case the Bank must return comparable collateral to the pledgor.

As at October 31, 2020, the approximate market value of cash and securities collateral accepted that may be sold or repledged by the Bank was $176 billion (2019 – $167 billion). This collateral is held primarily in connection with reverse repurchase agreements, margin loans, securities lending and derivative transactions. The Bank also borrows securities under standard securities borrowing agreements that it is able to re-pledge.
Including these borrowed securities, the approximate market value of securities collateral accepted that may be sold or re-pledged
was $208 billion (2019 – $211 billion), of which approximately $37 billion was not sold or re-pledged
(2019 – $27 billion).
Collateral pledged
In the normal course of business, securities and other assets are pledged to secure an obligation, participate in clearing or settlement systems, or operate in a foreign jurisdiction. Note 35(c) details the nature and extent of the Bank’s asset pledging activities. Asset pledging transactions are conducted under terms that are common and customary to standard derivative, securities financing, and other borrowing activities. Standard risk management controls are applied with respect to asset pledging.
Assets acquired in exchange for loans
The carrying value of assets acquired in exchange for loans as at October 31, 2020 was $301 million (2019 – $372 million) mainly comprised of real estate and was classified as either held for sale or held for use as appropriate.

(b)	Liquidity risk
Liquidity risk is the risk that the Bank is unable to meet its financial obligations in a timely manner at reasonable prices. The Bank’s liquidity risk is subject to extensive risk management controls and is managed within the framework of policies and limits approved by the Board. The Board receives reports on risk exposures and performance against approved limits. The Asset-Liability Committee (ALCO) provides senior management oversight of liquidity risk.

The key elements of the Bank’s liquidity risk management framework include:

•	liquidity risk measurement and management limits, including limits on maximum net cash outflow by currency over specified short-term horizons;
•	prudent diversification of its wholesale funding activities by using a number of different funding programs to access the global financial markets and manage its maturity profile, as appropriate;
•	large holdings of liquid assets to support its operations, which can generally be sold or pledged to meet the Bank’s obligations;
•	liquidity stress testing, including Bank-specific, global-systemic, and combination systemic/Bank-specific scenarios; and
•	liquidity contingency planning.
The Bank’s foreign operations have liquidity management frameworks that are similar to the Bank’s framework. Local deposits are managed from a liquidity risk perspective based on the local management frameworks and regulatory requirements.

(i)	Commitments to extend credit
In the normal course of business, the Bank enters into commitments to extend credit in the form of loans or other financings for specific amounts and maturities, subject to specific conditions. These commitments, which are not reflected on the Consolidated Statement of Financial Position, are subject to normal credit standards, financial controls and monitoring procedures.

(ii)	Derivative instruments
The Bank is subject to liquidity risk relating to its use of derivatives to meet customer needs, generate revenues from trading activities, manage market and credit risks arising from its lending, funding and investment activities, and lower its cost of capital. The maturity profile of the notional amounts of the Bank’s derivative instruments is summarized in Note 10(b).

(c)	Market risk
Market risk arises from changes in market prices and rates (including interest rates, credit spreads, equity prices, foreign exchange rates and commodity prices), the correlations between them, and their levels of volatility. Market risk is subject to extensive risk management controls, and is managed within the framework of market risk policies and limits approved by the Board. The ALCO and Market Risk Management and Policy Committee oversee the application of the framework set by the Board, and monitor the Bank’s market risk exposures and the activities that give rise to these exposures.
The Bank uses a variety of metrics and models to measure and control market risk exposures. The measurements used are selected based on an assessment of the nature of risks in a particular activity. The principal measurement techniques are Value at Risk (VaR), stress testing, sensitivity analysis and simulation modeling.

The Board reviews results from these metrics quarterly. Models are independently validated internally prior to implementation and are subject to formal periodic review.
VaR is a statistical measure that estimates the potential loss in value of the Bank’s trading positions due to adverse market movements over a defined time horizon with a specified confidence level. The quality of the Bank’s VaR is validated by regular back testing analysis, in which the VaR is compared to theoretical and actual profit and loss results. To complement VaR, the Bank also uses stress testing to examine the impact that abnormally large swings in market factors and periods of prolonged inactivity might have on trading portfolios. The stress testing program is designed to identify key risks and ensure that the Bank’s capital can absorb potential losses from abnormal events. The Bank subjects its trading portfolios to a series of stress tests on a daily, weekly and monthly basis.
In trading portfolios, sensitivity analysis is used to measure the effect of changes in risk factors, including prices and volatility, on financial products and portfolios. In non-trading
portfolios, sensitivity analysis assesses the effect of changes in interest rates on current earnings and on the economic value of shareholders’ equity. Simulation modeling under various scenarios is particularly important for managing risk in the deposit, lending and investment products the Bank offers to its retail customers.

(i)	Non-trading interest rate risk
Interest rate risk is the risk of loss due to the following: changes in the level, slope and curvature of the yield curve; the volatility of interest rates
and

changes
in customer preferences (e.g.
mortgage prepayment
rates).
The Bank actively manages its interest rate exposures with the objective of protecting and enhancing net interest income within established risk tolerances. Interest rate risk arising from the Bank’s funding and investment activities is managed in accordance with Board-approved policies and global limits, which are designed to control the risk to net interest income and economic value of shareholders’ equity. The income limit measures the effect of a specified shift in interest rates on the Bank’s annual net interest income over the next twelve months, while the economic value limit measures the impact of a specified change in interest rates on the present value of the Bank’s net assets. These calculations are based on models that consider a number of inputs and are
on a constant balance sheet and make no assumptions for management actions that may mitigate the risk.
Interest rate sensitivity
Based on the Bank’s interest rate positions, the following table shows the pro-forma
after-tax
impact on the Bank’s net interest income over the next twelve months and economic value of shareholders’ equity of an immediate and sustained 100 basis point increase and decrease in interest rates across major currencies as defined by the Bank. Corresponding with the current low interest rate environment, starting in Q2 2020
,
the net interest income and economic value for a down shock scenario are measured using 25 basis points decline rather than 100 basis points previously, to account for certain rates being floored at zero.

As at October 31 ($ millions)	2020						2019
	Net interest income			Economic value of equity
	Canadian dollar	Other currencies	Total	Canadian dollar	Other currencies	Total		Net interest income	Economic value of equity
100 bp increase	$(38)	$172	$134	$(524)	$14	$(510)	100 bp increase	$(273)	$(1,448)
25 bp decrease	$6	$(44)	$(38)	$83	$(20)	$63	100 bp decrease	$267	$1,173

(ii)	Non-trading foreign currency risk
Foreign currency risk is the risk of loss due to changes in spot and forward rates, and the volatility of currency exchange rates.
Non-trading
foreign currency risk, also referred to as structural foreign exchange risk, arises primarily from the Bank’s net investments in self-sustaining foreign operations and is controlled by a Board-approved limit. This limit considers potential volatility to shareholders’ equity as well as the potential impact on capital ratios from foreign exchange fluctuations. On a quarterly basis, the Asset-Liability Committee (ALCO) reviews the Bank’s exposures to these net investments. The Bank may fully or partially hedge this exposure by funding the investments in the same currency, or by using other financial instruments, including derivatives.
The Bank is subject to foreign currency risk on the earnings of its foreign operations. To manage this risk, foreign currency revenues and expenses, which are primarily denominated in U.S. dollars, are projected over a number of future fiscal quarters. The ALCO assesses economic data and forecasts to decide on the portion of the estimated future foreign currency revenues and expenses to hedge. Hedging instruments normally include foreign currency spot and forward contracts, as well as foreign currency options and swaps.
As at October 31, 2020, a one percent increase (decrease) in the Canadian dollar against all currencies in which the Bank operates decreases (increases) the Bank’s before-tax
annual earnings by approximately $66 million (October 31, 2019 – $64 million) in the absence of hedging activity, primarily from exposure to U.S. dollars. A similar change in the Canadian dollar as at October 31, 2020 would increase (decrease) the unrealized foreign currency translation losses in the accumulated other comprehensive income in equity by approximately $354 million (2019 – $374 million), net of hedging.

(iii)	Non-trading equity risk
Equity risk is the risk of loss due to adverse movements in equity prices. Equity price risk is often classified into two categories: general equity risk, which refers to the sensitivity of an instrument or portfolio’s value to changes in the overall level of equity prices, and specific equity risk, which refers to that portion of an individual equity instrument’s price volatility that is determined by entity-specific characteristics.
The Bank is exposed to equity risk through its equity investment portfolios, which are controlled by Board-approved portfolio, VaR, and stress-test limits. Equity investments include common and preferred shares, as well as a diversified portfolio of third-party managed funds.
The majority of the Bank’s equity investment portfolios are managed by Group Treasury under the strategic direction of the ALCO. Group Treasury delegates the management of a portion of equity and equity-related portfolios to other external fund managers to take advantage of these fund managers’ expertise in particular market niches and products.
The fair value of equity securities designated at FVOCI is shown in Note 12.

(iv)	Trading portfolio risk management
The Bank’s policies, processes and controls for trading activities are designed to achieve a balance between pursuing profitable trading opportunities and managing earnings volatility within a framework of sound and prudent practices. Trading activities are primarily customer focused.
Market risk arising from the Bank’s trading activities is managed in accordance with Board-approved policies and limits, including aggregate VaR and stress testing limits.
Trading portfolios are
marked-to-market
in accordance with the Bank’s valuation policies. Positions are marked-to-market
daily and valuations are independently reviewed by back office, GRM or finance units on a regular basis. These units also provide profit and loss reporting, as well as VaR and limit compliance reporting to business unit management and executive management for evaluation and action as appropriate. VaR is calculated daily using a 99% confidence level, and a one-day
holding period. This means that, once in every 100 days, the trading positions are expected to lose more than the VaR estimate. The Bank calculates general market risk VaR using historical simulation based on 300 days of market data. For debt specific risk VaR, the Bank uses historical resampling. The table below shows the Bank’s VaR by risk factor:

		For the year ended October 31, 2020
($ millions)	As at October 31, 2020	Average	High	Low	As at October 31, 2019
Credit spread plus interest rate	$11.5	$22.1	$60.8	$9.4	$13.8
Credit spread	11.1	18.5	55.0	6.2	8.0
Interest rate	11.4	11.2	18.0	4.8	7.2
Equities	3.1	6.5	27.4	1.8	3.4
Foreign exchange	4.6	3.5	10.3	1.4	2.7
Commodities	5.0	5.4	9.1	2.2	3.1
Debt specific	5.2	5.9	14.1	2.5	3.3
Diversification effect	(14.8)	(19.5)	n/a	n/a	(10.9)
All-Bank VaR	$14.6	$23.9	$63.6	$10.1	$15.4
All-Bank stressed VaR	$37.0	$38.7	$61.3	$14.9	$45.9
Below are the market risk capital requirements as at October 31, 2020.

($ millions)
All-Bank VaR	$157
All-Bank stressed VaR	119
Incremental risk charge	227
Standardized approach	83
Total market risk capital	$586	(1)

(1)	Equates to $7,327 million of risk-weighted assets (2019 – $8,674 million).

(d)	Operational risk
Operational risk is the risk of loss resulting from people, inadequate or failed processes and systems, or from external events. Operational risk includes third party risk management and legal risk but excludes strategic risk and reputational risk. It also exists in some f
or
m in each of the Bank’s business and support activities, and third parties to whom activities have been outsourced. It can result in financial loss, regulatory sanctions and damage to the Bank’s reputation. The Bank’s Operational Risk Management Framework outlines the Bank’s structured approach for effective management of enterprise-wide operational risk in a manner consistent with best practices and regulatory requirements.